Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund
CLASS A SHARES (FMUUX)
INSTITUTIONAL SHARES (FMUSX)
CLASS R6 SHARES (FMULX)
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Municipal Fund
CLASS A SHARES (FMTAX)
INSTITUTIONAL SHARES (FSHIX)
SERVICE SHARES (FSHSX)

Supplement to Current Statements of Additional Information
Under the heading entitled “Securities in Which the Fund Invests?” please add the following paragraph immediately following the sub-section entitled “Investing in Securities of Other Investment Companies”:
“Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs tcharge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.”
January 25, 2021

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455374 (1/21)
© 2021 Federated Hermes, Inc.